UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 12, 2025

AMERIGUARD SECURITY SERVICES, INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada	333-173039	99-0363866
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5470 W. Spruce Avenue, Suite 102 Fresno, CA
(Address of principal executive offices)

(559) 271-5984
(Registrant’s telephone number, including area code)

(Former Name or former address if changed from last report.)

Securities registered pursuant to Section 12(g) of the Act: None

Securities registered pursuant to Section 12(b) of the Act: None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13d -4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 12, 2025, the Board of Directors (the “Board”) of AmeriGuard Security Services, Inc. (the “Company”) removed Lawrence D. Garcia from the position of Chief Executive Officer of the Company, effective immediately.

In addition, on June 12, 2025, the Board appointed Douglas Anderson, an independent director of the Board and member of the Audit Committee and Compensation Committee, as interim Chief Executive Officer of the Company to assume such executive responsibilities until a permanent successor is appointed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

June 12, 2025

Ameriguard Security Services Inc.

/s/ Douglas Anderson
By:	Douglas Anderson
Title:	Interim Chief Executive Officer

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